UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – September 21, 2010
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22810	03-0311630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044
(Address of principal executive offices) (Zip Code)

(267) 317-4009
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading of shares of the Company’s common stock will be transferred from the NASDAQ Global Market to the OTCQB™ Marketplace effective Thursday, September 30, 2010.  Mace’s symbol on the OTCQB™ will remain MACE. The OTCQB™ market is operated by OTC Pink Market, Inc. and is only available to OTC securities that are registered and fully reporting with the Securities and Exchange Commission (the “SEC”) or that report to banking or insurance regulators.  Commencing September 30, 2010, investors will be able to view real time stock quotes for MACE at http://www.otcmarkets.com and through most online broker websites.

On September 21, 2010, the Company received a staff determination letter (the “Determination Letter”) from NASDAQ (the “Exchange”) informing the Company that it had not regained compliance with the requirements for continued listing set forth in NASDAQ listing rule 5450(a)(1) (the “Listing Rule”) as a result of the Company not regaining compliance with a minimum $1.00 closing bid price.  The Company previously disclosed on a Form 8-K filed on March 30, 2010 with the SEC, that on March 22, 2010 the Company received a letter from the NASDAQ Listing Qualifications Department that the bid price of the Company’s common stock had closed at less than $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with the Listing Rule.  In accordance with listing rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until September 20, 2010, to regain compliance with the Listing Rule by having a closing bid price for a minimum of ten consecutive business days at $1.00 per share or higher.  The Company was not able to regain compliance.  The Determination Letter advised the Company that its securities will be removed from listing and registration on the Exchange on opening of business September 30, 2010, unless the Company appealed the Staff Determination within seven business days.  The Company’s Board of Directors decided not to appeal the Staff Determination.

A copy of a press release issued by the Company on September 24, 2010 regarding  the non-compliance with NASDAQ listing rule 5450(a)(1) and the Company’s common stock transfer of trading to the OTCQB™, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(c)       The following exhibit is being furnished herewith:

99.1      Press release issued by the Company dated September 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	September 24, 2010	Mace Security International, Inc.

		By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company dated September 24, 2010.